                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 of U.S. Bancorp, and any and all amendments including post-effective amendments, and to file the same, with all exhibits and other documents with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue of this Power of Attorney.


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

             Signature                           Title                              Date
     ----------------------------          ----------------------------     ------------------

     /s/ Jerry A. Grundhofer               President, Chief Executive       November 27, 2001
     ---------------------------------     Officer and Director
     Jerry A. Grundhofer                   (principal executive officer)



     /s/ David M. Moffett                  Chief Financial                  November 27, 2001
     ---------------------------------     (principal financial
     David M. Moffett                      officer)


     /s/ Terrance R. Dolan                 Senior Vice President            November 27, 2001
     ---------------------------------     and Controller
     Terrance R. Dolan                     (principal accounting
                                           officer)


     /s/ Linda L. Ahlers                   Director                         November 27, 2001
     ---------------------------------
     Linda L. Ahlers


     /s/ Victoria B. Buyniski Gluckman     Director                         November 27, 2001
     ---------------------------------
     Victoria B. Buyniski Gluckman


     /s/ Arthur D. Collins, Jr.            Director                         November 27, 2001
     ---------------------------------
     Arthur D. Collins, Jr.


     /s/ Peter H. Coors                    Director                         November 27, 2001
     ---------------------------------
     Peter H. Coors



     /s/ John C. Dannemiller               Director                        November 27, 2001
     ----------------------------
     John C. Dannemiller

     /s/ Joshua Green III                  Director                    November 27, 2001
     ----------------------------
     Joshua Green III


     /s/ John F. Grundhofer                Director                    November 27, 2001
     ----------------------------
     John F. Grundhofer


     /s/ J.P. Hayden, Jr.                  Director                    November 27, 2001
     ----------------------------
     J.P. Hayden, Jr.


     /s/ Roger L. Howe                     Director                    November 27, 2001
     ----------------------------
     Roger L. Howe


                                           Director
     ----------------------------
     Thomas H. Jacobsen


     /s/ Delbert W. Johnson                Director                    November 27, 2001
     ----------------------------
     Delbert W. Johnson


     /s/ Joel W. Johnson                   Director                    November 27, 2001
     ----------------------------
     Joel W. Johnson


     /s/ Jerry W. Levin                    Director                    November 27, 2001
     ----------------------------
     Jerry W. Levin


     /s/ Sheldon B. Lubar                  Director                    November 27, 2001
     ----------------------------
     Sheldon B. Lubar


     /s/ Frank Lyon, Jr.                   Director                    November 27, 2001
     ----------------------------
     Frank Lyon, Jr.


     /s/ Daniel F. McKeithan, Jr.          Director                    November 27, 2001
     ----------------------------
     Daniel F. McKeithan, Jr.


     /s/ David B. O'Maley                  Director                    November 27, 2001
     ----------------------------
     David B. O'Maley



     /s/ O'dell M. Owens, M.D.             Director                    November 27, 2001
     ----------------------------
     O'dell M. Owens


     /s/ Thomas E. Petry                   Director                    November 27, 2001
     ----------------------------
     Thomas E. Petry


                                           Director
     ----------------------------
     Richard G. Reiten


     /s/ S. Walter Richey                  Director                    November 27, 2001
     ----------------------------
     S. Walter Richey


     /s/ Warren R. Staley                  Director                    November 27, 2001
     ----------------------------
     Warren R. Staley


                                           Director
     ----------------------------
     Patrick T. Stokes


     /s/ John J. Stollenwerk               Director                    November 27, 2001
     ----------------------------
     John J. Stollenwerk